--------------------------------
                        Annual Report September 30, 1998
                        --------------------------------

                                   OPPENHEIMER

                                  Limited-Term
                                   Government
                                      Fund


                                [GRAPHIC OMITTED]


                                     [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's Manager

 8 Fund Performance

13 Financial
   Statements

33 Independent
   Auditors' Report

34 Federal
   Income Tax
   Information

35 Officers and
   Trustees

36 Information and Services

 Report highlights
--------------------------------------------------------------------------------

o Four-star Morningstar: The Fund's Class A shares have maintained a 4-star ranking (oooo) from Morningstar for the 3-, 5- and 10-year periods ended September 30, 1998, among 1,491 (3-year), 940 (5-year), and 346 (10-year) fixed income funds.(1)

o In a period of falling interest rates, mortgage-backed securities, which comprise about 40% of the Fund's assets, do not perform as well as Treasury bonds on a total return basis.

Avg Annual Total Returns
For the 1-Year Period
Ended 9/30/98

Class A
Without       With
Sales Chg.(2) Sales Chg.(3)
---------------------------
7.70%         3.93%
---------------------------

Class B
Without       With
Sales Chg.(2) Sales Chg.(3)
---------------------------
6.90%         2.90%
---------------------------

Class C
Without       With
Sales Chg.(2) Sales Chg.(3)
---------------------------
6.81%         5.81%
---------------------------

Class Y
Without       With
Sales Chg.(2) Sales Chg.(3)
---------------------------
N/A           N/A
---------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Source: Morningstar, Inc., 9/30/98. Morningstar ranks mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%:
4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star.

2. Includes changes in net asset value per share without deducting any sales charges.

3. Class A return includes the current maximum initial sales charge of 3.50%. Class B return includes the applicable contingent deferred sales charge of 4%. Class C return includes the contingent deferred sales charge of 1%. Class Y shares have an inception date of 1/26/98 and are not available for sale to individual investors. Class B and C shares are subject to a 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                   2 Oppenheimer Limited-Term Government Fund

 Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

James C. Swain
Chairman
Oppenheimer
Limited-Term Government Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Limited-Term Government Fund

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since late summer, amid heightened global concern, stocks declined sharply. Yet, despite continued economic concerns worldwide, the bond market appeared ready to benefit.

     Why have the stock and bond markets responded differently? The financial crises in Asia and Russia have weakened the earnings of some large U.S. corporations and have contributed to a slowdown in U.S. economic growth. Although this slowing economic growth has negatively impacted stocks, it created a positive environment for bonds. That's because slowing economic growth generally means fewer inflationary pressures and, as we've recently seen, interest rates also tend to decline.

     What should you do during this period of relative uncertainty? If you have well-defined, long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

     As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,


/s/ James C. Swain           /s/ Bridget A. Macaskill

James C. Swain               Bridget A. Macaskill
October 21, 1998


                   3 Oppenheimer Limited-Term Government Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"...there are no credit concerns normally associated with a slowing economy that would tend to depress the value of the portfolio."

How did the Fund perform?

For the fiscal year that ended September 30, 1998, Oppenheimer Limited-Term Government Fund performed well on a total return basis, reflecting a buoyant bond market. However, the rapid decline in interest rates did affect the amount of income paid out to shareholders. The monthly dividend payment on the Fund's Class A shares fell from $0.05975 per share on September 30, 1997, to $0.05350 per share on September 30, 1998.

Could you explain the movement of interest rates during the period?

Interest rates on longer term securities, which are determined by supply and demand, have actually fallen below short-term rates, which are set by the Federal Reserve Board. That's very unusual, and suggests that investors expect interest rates to fall even further in the months ahead.

      In contrast, the federal funds rate, the interest rate banks charge each other on very short-term loans, had remained at 5.50% since March 1997, until it was lowered to 5.25% on September 29, 1998, in response to global financial pressures. The Federal Reserve had been reluctant to lower this key rate because of the strength of the U.S. economy, which remained strong through the summer.

Why are interest rates falling?

A slowdown in U.S. economic growth, plus the fiscal troubles of Japan, Russia and other emerging markets, has exerted downward pressure on inflation. Lower inflation generally means lower interest rates because bond issuers don't need to compensate borrowers for the lost purchasing power that arises from inflation. Moreover, the Asian economic crisis, which surfaced last October, caused investors to seek the safety and liquidity of U.S. Treasury


                   4 Oppenheimer Limited-Term Government Fund

[PHOTO]

Portfolio Management
Team (l to r)(1)
Jerry Webman
Gina Palmieri
Leslie Falconio

securities, further boosting prices and reducing yields. Negative economic and market news from Russia, and, to some extent, Latin America only reinforced this global "flight to quality."

      Finally, the weakening U.S. stock market is beginning to have a negative impact on the U.S. economy and consumer spending. As the demand to borrow declines, so do interest rates. Up until recently, American consumers were spending most of their earnings and rationalizing their lack of savings by watching their portfolios rise. However, since mid-July, the stock market has been extremely volatile, which may cause consumers to pull back on spending.

What other factors have affected the Fund's performance?

Because we invest in U.S. government bonds and not corporate bonds, there are no credit concerns normally associated with a slowing economy that would tend to depress the value of the portfolio. Another positive for the Fund is that Treasury bonds are not "callable" by the U.S. government if interest rates fall, forcing the investor to reinvest at lower rates.

      Oppenheimer Limited-Term Government Fund also holds a large proportion of mortgage-backed securities, which appreciate, although not as much as Treasury bonds, during a bond market rally. That's because homeowners have the right to prepay their mortgages and will tend to do so when interest rates fall. Over time, mortgage-


1. John Kowalik (not shown) joined the Fund as Lead Portfolio Manager on October 27, 1998.


                   5 Oppenheimer Limited-Term Government Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

Avg Annual Total Returns
For the Periods Ended 9/30/98(2)

Class A
1 year  5 year  10 year
-------------------------
3.93%   5.14%   7.62%
-------------------------

Class B
                   Since
1 year  5 year  Inception
-------------------------
2.90%   4.90%   5.21%
-------------------------

Class C
                   Since
1 year  5 year  Inception
-------------------------
5.81%   N/A     6.51%
-------------------------

Class Y
                   Since
1 year  5 year  Inception
-------------------------
N/A     N/A     5.30%
-------------------------

backed securities can be a very good investment. They pay significantly higher yields to compensate investors for prepayment risk. Prepayments surged in March and June of this year, which caused the Fund's mortgage portfolio to decline. However, prepayments were not as strong as expected late in the summer when interest rates fell sharply, because mortgage interest rates did not fall as much as Treasury interest rates.

What changes have you made to the Fund's investments?

This is an income-oriented portfolio that continues to invest heavily in mortgage-backed securities, a sector of the market that we expect to perform well over the long term. Although we're currently at the lower end of the range, we expect that mortgages will remain anywhere from 35% to 65% of the total assets of the Fund. In the U.S. Treasury portion of the portfolio, we are emphasizing intermediate maturity bonds. Currently, global demand seems to be focused in the shorter end of the maturity spectrum, reflecting expectations of the Federal Reserve Bank's lowering of short-term interest rates and the lower interest rate risk of short maturity Treasuries.


2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 3.50%. Class A shares were first publicly offered on 3/10/86. The Fund's maximum sales charge for Class A shares was higher prior to 2/23/94, so actual performance may have been lower. Class B returns for the one-year result include the contingent deferred sales charge of 4%. Class B shares held more than 5 years automatically convert to Class A shares. Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have been available since 2/1/95. Class Y shares have an inception date of 1/26/98 and are not available for sale to individual investors. Total returns shown for Class Y shares are not annualized. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus. The Fund's investment policy of limiting average portfolio duration was adopted on 5/1/94, and the Fund had a different advisor prior to 4/7/90.


                   6 Oppenheimer Limited-Term Government Fund

What is your outlook?

Our current view of the world hasn't changed in the past six months. We still see a fragile global economy and a slowing economy here in the United States. The financial crises in Japan and throughout Asia should continue to exert downward pressure on the worldwide demand for goods and services, thus dampening inflation. As a result, interest rates could continue to decline further.

      If bond prices begin to move within a narrow price range as we expect, then mortgage-backed securities would have an advantage. Like Treasury bonds, their price would likely remain stable, but their real advantage is higher yields. We will continue to monitor the situation and adjust the portfolio's percentage of mortgage-backed securities as market conditions warrant. This active management style is what makes Oppenheimer Limited-Term Government Fund part of The Right Way To Invest.

Credit Allocation(3)

[PIE CHART]

o Treasury         61.5%
o Government
  Agency           36.1
o AAA               2.4

Standardized Yields(4)
For the 30 Days Ended 9/30/98
-----------------------------
Class A           4.61%
-----------------------------
Class B           4.02
-----------------------------
Class C           4.02
-----------------------------
Class Y           5.13
-----------------------------

Top 5 Holdings by Issuer(5)
--------------------------------------------------------------------------------
U.S. Notes and Bonds                                          61.5%
--------------------------------------------------------------------------------
Federal National Mortgage Association                         19.4
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation                         9.2
--------------------------------------------------------------------------------
Government National Mortgage Association                       7.5
--------------------------------------------------------------------------------
Repurchase Agreements                                          2.4
--------------------------------------------------------------------------------


3. Portfolio data is as of September 30, 1998, is subject to change, and is dollar-weighted based on invested assets. The Fund may invest in securities of any maturity, including those issued by federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.

4. Standardized yield is based on net investment income for the 30-day period ended September 30, 1998. Falling share prices will tend to artificially raise yields.

5. Portfolio is subject to change. Percentages are as of September 30, 1998, and are based on invested assets.


                   7 Oppenheimer Limited-Term Government Fund

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed?

Below is a discussion by the Manager of the Fund's performance during its fiscal year ended September 30, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a sector index.

      o Management's Discussion of Performance. During the past fiscal year, which ended September 30, 1998, investments in the Oppenheimer Limited-Term Government Fund generally appreciated in value due to falling interest rates. The economic crisis in the emerging markets of Asia and Russia created a global demand for the safety and liquidity of U.S. Treasury bonds, the best performing fixed income sector over the period. Although mortgage-backed securities don't perform well in a falling interest rate environment, they provide important diversification as they tend to perform better when interest rates are stable or rising. The Fund's portfolio and its portfolio manager's strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until September 30, 1998. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the Class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the Class on February 1, 1995. In the case of Class Y shares, performance is measured from the inception of the Class on January 26, 1998. The Fund's performance reflects the deduction of the 3.50% maximum initial sales charge on Class A shares, the 4% (1-year) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. Class B


                   8 Oppenheimer Limited-Term Government Fund shares held more than 5 years automatically convert to Class A shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The Fund had a different investment advisor prior to April 7, 1990.

      The Fund's performance is compared to the performance of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index. The Lehman Brothers U.S. Government Bond Index is a broad-based unmanaged index of U.S. Treasury issues, publicly-issued debt of U.S. government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. government. This index is widely used to measure the performance of the U.S. government securities market. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged sector index of U.S. Treasury issues, publicly-issued debt of U.S. government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. government with maturities of one to three years. This secondary index comparison is included to reflect the adoption by the Fund, effective May 1, 1994, of the investment policy that the Fund will, under normal circumstances, seek to maintain a dollar-weighted average portfolio effective duration of not more than three years.

      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


                   9 Oppenheimer Limited-Term Government Fund

 Fund performance
--------------------------------------------------------------------------------

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class A), Lehman Brothers U.S. Government Bond Index and Lehman Brothers 1-3 Year Government Bond Index

[The following table was originally a line graph in the printed materials.]

                 Oppenheimer          Lehman Brothers     Lehman Brothers
                 Limited-Term         U.S. Government   1-3 Year Government
            Government Fund Class A      Bond Index          Bond Index
            -----------------------      ----------          ----------
9.30.88                 9650               10000               10000
9.30.89                10582               11113               10889
9.30.90                11549               11883               11904
9.30.91                13246               13720               13244
9.30.92                14554               15493               14557
9.30.93                15662               17210               15276
9.30.94                15777               16515               15451
9.30.95                17045               18756               16717
9.30.96                17988               19585               17663
9.30.97                19359               21379               18879
9.30.98                20850               24285               20375

Average Annual Total Return of Class A Shares of the Fund at 9/30/98(1)
1 Year 3.93%         5 Year 5.14%         10 Year 7.62%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class B), Lehman Brothers U.S. Government Bond Index and Lehman Brothers 1-3 Year Government Bond Index

[The following table was originally a line graph in the printed materials.]

                  Oppenheimer         Lehman Brothers     Lehman Brothers
             Limited-Term Government  U.S. Government   1-3 Year Government
                  Fund Class B           Bond Index          Bond Index
                  ------------           ----------          ----------
5.3.93               10000                 10000               10000
9.30.93              10283                 10542               10188
9.30.94              10265                 10117               10305
9.30.95              11001                 11489               11149
9.30.96              11523                 11997               11780
9.30.97              12310                 13096               12591
9.30.98              13159                 14876               13589

Average Annual Total Return of Class B Shares of the Fund at 9/30/98(2)
1 Year 2.90%         5 Year 4.90%         Life 5.21%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for both indices in the graphs begins on 9/30/88 for Class A, 4/30/93 for Class B, 1/31/95 for Class C and 1/30/98 for Class Y.

1. The average annual total returns are shown net of the applicable 3.50% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable 4% contingent deferred sales charges for the one-year period. Class B shares held more than 5 years automatically convert to Class A shares.


                   10 Oppenheimer Limited-Term Government Fund

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class C), Lehman Brothers U.S. Government Bond Index and Lehman Brothers 1-3 Year Government Bond Index

[The following table was originally a line graph in the printed materials.]

                Oppenheimer        Lehman Brothers    Lehman Brothers
          Limited-Term Government  U.S. Government  1-3 Year Government
                Fund Class C          Bond Index        Bond Index
                ------------          ----------        ----------
2.1.95              10000               10000             10000
9.30.95             10547               11110             10673
9.30.96             11044               11601             11277
9.30.97             11798               12664             12053
9.30.98             12601               14386             13009

Average Annual Total Return of Class C Shares of the Fund at 9/30/98(3)
1 Year 5.81%         Life 6.51%

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class Y), Lehman Brothers U.S. Government Bond Index and Lehman Brothers 1-3 Year Government Bond Index

[The following table was originally a line graph in the printed materials.]

                    Oppenheimer   Lehman Brothers    Lehman Brothers
                   Ltd-Term Govt  U.S. Government  1-3 Year Government
                     Fund Cls Y      Bond Index        Bond Index
                     ----------      ----------        ----------
1.26.98                10000            10000            10000
9.30.98                10530            10832            10515

Cumulative Total Return of Class Y Shares of the Fund at 9/30/98(4)
Life 5.30%


3. Class C shares of the Fund were first publicly offered on 2/1/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

4. Class Y shares have an inception date of 1/26/98 and are not available for sale to individual investors. Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                   11 Oppenheimer Limited-Term Government Fund

Financials
--------------------------------------------------------------------------------


                   12 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Statement of Investments  September 30, 1998
--------------------------------------------------------------------------------

                                                                         Face          Market Value
                                                                         Amount        See Note 1
===================================================================================================
Mortgage-Backed Obligations--37.0%
---------------------------------------------------------------------------------------------------
Government Agency--37.0%
---------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--29.4%
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation Certificates:
Series 151, Cl. F, 9%, 5/15/21                                           $2,422,990      $2,616,830
Series 1092, Cl. K, 8.50%, 6/15/21                                        5,000,000       5,460,727
Series 1451, Cl. G, 7%, 9/15/06                                           2,442,000       2,513,722
Series 1541, Cl. H, 7%, 10/15/22                                          6,500,000       7,048,405
Series 1546, Cl. H, 7%, 12/15/22                                          3,000,000       3,218,430
Series 1914, Cl. H, 6.50%, 8/15/24                                        2,500,000       2,605,450
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg
Participation Certificates:
9.25%, 11/1/08                                                              347,325         366,804
10%, 8/1/21                                                               2,420,609       2,708,814
11.50%, 6/1/20                                                            1,182,336       1,371,510
11.75%, 1/1/16-4/1/19                                                     1,792,623       2,080,564
13%, 8/1/15                                                               2,513,770       3,047,161
Series 1797, Cl. D, 6.166%, 7/15/08                                       5,000,000       5,150,000
Series 2021, Cl. PR, 6%, 7/15/26                                          3,381,000       3,440,168
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg
Investment Conduit Pass-Through Certificates:
Series 1603, Cl. J, 6.50%, 7/15/23                                        5,000,000       5,290,625
Series 1702-A, Cl. PD, 6.50%, 4/15/22                                     6,250,000       6,613,250
Series 1836, Cl. H, 6.50%, 9/15/24                                        5,000,000       5,278,100
Series 1914, Cl. G, 6.50%, 2/15/24                                        3,000,000       3,118,110


                   13 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                       Face            Market Value
                                                                       Amount          See Note 1
---------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored  (continued)
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 164, Cl. A, 6.309%, 3/1/24(1)                                   $ 11,205,814    $  2,612,356
Series 176, Cl. IO, 0.058%-5.886%, 6/1/26(1)                             24,113,771       3,157,397
Series 183, Cl. IO, 3.637%-4.035%, 4/1/27(1)                             12,147,124       1,541,167
Series 197, Cl. IO, 13.844%-15.649%, 4/1/28-5/15/28(1)                   19,763,617       4,026,837
Series 199, Cl. IO, 14.104%, 4/1/28(1)                                    9,900,918       2,017,312
Series 199, Cl. IO, 10.662%-11.183%, 8/1/28(1)                           53,876,289       9,133,715
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security:
Series 192, Cl. PO, 3.924%, 2/1/28(2)                                     7,287,199       6,303,428
Series 199, Cl. PO, 5.152%, 8/1/28(2)                                     7,981,672       6,778,186
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.-Government National
Mortgage Assn., Gtd. Multiclass Mtg. Participation Certificates,
Series 32, Cl. TG, 6.054%, 1/25/21                                        2,000,000       2,108,120
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 6/1/28-8/1/28                                                     19,999,998      20,341,200
6.50%, 10/25/13-10/25/28(3)                                              46,000,000      46,858,490
7%, 8/1/25-2/1/27                                                         7,120,393       7,320,484
7.50%, 6/1/25-8/1/25                                                      6,576,624       6,786,815
9%, 8/1/19                                                                  420,917         447,915
9.50%, 11/1/21                                                              290,717         313,923
10.50%, 12/1/14                                                           1,160,355       1,307,576
11%, 11/1/15-5/15/19                                                     10,549,247      12,083,192
11.25%, 6/1/14                                                            1,003,939       1,145,746
11.50%, 8/15/13                                                             948,540       1,100,900
11.75%, 7/1/11-11/1/15                                                      407,945         462,380
12%, 1/1/16-4/15/19                                                       9,326,226      10,827,352
13%, 8/1/10-12/1/15                                                       3,623,860       4,366,910


                   14 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Face            Market Value
                                                                       Amount          See Note 1
---------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored  (continued)
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1992-188, Cl. PG, 6.65%, 1/25/17                                 $  4,000,000    $  4,035,000
Trust 1992-34, Cl. G, 8%, 3/25/22                                         2,940,000       3,201,836
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg
Investment Conduit Pass-Through Certificates:
8%, 1/1/23                                                                  161,003         167,458
12.50%, 12/1/15                                                           2,152,379       2,564,022
Trust 1990-18, Cl. K, 9.60%, 3/25/20                                      5,000,000       5,582,860
Trust 1991-169, Cl. PK, 8%, 10/25/21                                        595,000         636,275
Trust 1991-170, Cl. E, 8%, 12/25/06                                       2,442,963       2,582,652
Trust 1993-183, Cl. G, 6%, 1/25/19                                        3,500,000       3,580,920
Trust 1994-27, Cl. PH, 6.50%, 9/25/22                                     4,000,000       4,221,240
Trust 1994-51, Cl. PH, 6.50%, 1/25/23                                     5,000,000       5,273,400
Trust 1996-64, Cl. PB, 6.50%, 1/18/19                                     1,500,000       1,526,250
Trust 1997-25, Cl. B, 7%, 12/18/22                                        3,420,000       3,554,645
Trust 1997-54, Cl. C, 6.50%, 9/18/24                                      5,000,000       5,165,625
Trust 1997-63, Cl. PC, 6.50%, 3/18/26                                     7,500,000       7,851,525
Trust G93-31, Cl. PN, 7%, 9/25/23                                         5,000,000       5,523,181
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 294, Cl. 2, 7.476%-11.499%, 2/1/28(1)                              12,845,976       1,702,093
Trust 1997-9, Cl. H, 7.522%, 3/25/27(1)                                  10,000,000       3,325,000
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only
Stripped Mtg.-Backed Security:
Trust 277, Cl. 1, 18.575%, 4/1/27(2)                                      2,446,570       2,269,194
Trust 291, Cl. 1, 7.087%, 11/1/27(2)                                     10,728,363       9,913,678
Trust 294, Cl. 1, 4.583%-6.054%, 2/1/28(2)                               25,367,779      22,672,454
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Stripped Mtg.-Backed Security,
Trust G, Cl. 2, 11.50%, 3/1/09                                            1,578,178       1,740,432
                                                                                       ------------
                                                                                        310,059,811


                   15 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                       Face            Market Value
                                                                       Amount          See Note 1
---------------------------------------------------------------------------------------------------
GNMA/Guaranteed--7.6%
Government National Mortgage Assn.:
7%, 1/15/28-8/15/28                                                    $  9,617,859    $  9,932,177
7.50%, 10/15/25-3/15/28                                                  60,896,859      63,153,701
8%, 9/15/07                                                                 106,177         110,811
8.50%, 9/15/21                                                               38,587          40,909
9.50%, 9/15/17                                                               89,525          96,722
10.50%, 1/15/16-7/15/21                                                   2,062,688       2,263,510
11%, 12/15/98-2/15/01                                                     4,099,030       4,632,864
11.50%, 1/15/13-5/15/13                                                     370,812         414,294
13%, 2/15/11-9/15/14                                                         42,852          49,741
                                                                                       ------------
                                                                                         80,694,729
                                                                                       ------------
Total Mortgage-Backed Obligations (Cost $392,139,701)                                   390,754,540

===================================================================================================
U.S. Government Obligations--63.2%
---------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.125%, 11/15/27                                                         11,500,000      13,257,349
STRIPS, 5.125%, 5/15/10(4)                                               74,500,000      42,299,163
---------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.50%, 1/31/03                                                           11,000,000      11,495,011
5.625%, 5/15/01-5/15/08                                                  68,700,000      73,473,392
6.125%, 8/15/07                                                           3,100,000       3,472,003
6.25%, 8/31/02                                                           56,500,000      60,260,809
6.375%, 9/30/01                                                           4,750,000       5,011,255
7.50%, 2/15/05                                                           55,500,000      65,073,806
7.75%, 1/31/00                                                           40,000,000      41,650,040
7.875%, 11/15/04                                                         87,550,000     103,828,872
8.50%, 11/15/20                                                          95,000,000     102,896,970
8.75%, 8/15/00(5)                                                       133,850,000     144,265,270
                                                                                       ------------
Total U.S. Government Obligations (Cost $652,097,294)                                   666,983,940


                   16 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Face            Market Value
                                                                       Amount          See Note 1
=====================================================================================================
Repurchase Agreements--2.4%
-----------------------------------------------------------------------------------------------------
Repurchase agreement with J.P. Morgan Securities, Inc., 5.40%, dated 9/30/98, to be repurchased at $25,703,855 on 10/1/98,
collateralized by U.S. Treasury Nts., 5.625%, 5/15/08,
with a value of $26,399,929 (Cost $25,700,000)                         $ 25,700,000    $   25,700,000

-----------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,069,936,995)                             102.6%    1,083,438,480
-----------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                          (2.6)      (27,816,443)
                                                                       ------------    --------------
Net Assets                                                                    100.0%   $1,055,622,037
                                                                       ============    ==============

1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

2. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

3. When-issued security to be delivered and settled after September 30, 1998.

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

5. Securities with an aggregate market value of $1,185,594 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


                   17 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  September 30, 1998
--------------------------------------------------------------------------------

==============================================================================================
Assets
Investments, at value (cost $1,069,936,995)--see accompanying statement       $  1,083,438,480
----------------------------------------------------------------------------------------------
Cash                                                                                    44,754
----------------------------------------------------------------------------------------------
Receivables:
Investments sold on a when-issued basis--Note 1                                     61,009,103
Interest and principal paydowns                                                     13,001,335
Shares of beneficial interest sold                                                   8,725,730
Daily variation on futures contracts--Note 5                                           442,140
----------------------------------------------------------------------------------------------
Other                                                                                   83,511
                                                                              ----------------
Total assets                                                                     1,166,745,053

==============================================================================================
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued basis--Note 1                               107,294,894
Shares of beneficial interest redeemed                                               1,649,626
Dividends                                                                            1,133,742
Distribution and service plan fees                                                     604,965
Transfer and shareholder servicing agent fees                                           91,103
Daily variation on futures contracts--Note 5                                            34,027
Other                                                                                  314,659
                                                                              ----------------
Total liabilities                                                                  111,123,016

==============================================================================================
Net Assets                                                                    $  1,055,622,037
                                                                              ================

==============================================================================================
Composition of Net Assets
Paid-in capital                                                               $  1,056,867,778
----------------------------------------------------------------------------------------------
Overdistributed net investment income                                                     (189)
----------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                           (15,312,880)
----------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                           14,067,328
                                                                              ----------------
Net assets                                                                    $  1,055,622,037
                                                                              ================


                   18 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

==============================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$634,676,819 and 61,222,403 shares of beneficial interest outstanding)                  $10.37
Maximum offering price per share (net asset value plus sales charge of
3.50% of offering price)                                                                $10.75

----------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $277,381,058 and
26,760,031 shares of beneficial interest outstanding)                                   $10.37

----------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $143,563,154 and
13,868,911 shares of beneficial interest outstanding)                                   $10.35

----------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $1,006 and 97 shares of beneficial interest outstanding)                      $10.37

See accompanying Notes to Financial Statements.


                   19 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Statement of Operations  For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

=========================================================================================
Investment Income
Interest                                                                      $65,695,043

=========================================================================================
Expenses
Management fees--Note 4                                                         3,815,048
-----------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                         1,430,203
Class B                                                                         2,101,064
Class C                                                                         1,004,126
-----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                             833,212
-----------------------------------------------------------------------------------------
Registration and filing fees                                                      220,337
-----------------------------------------------------------------------------------------
Shareholder reports                                                               157,318
-----------------------------------------------------------------------------------------
Custodian fees and expenses                                                        87,053
-----------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                        28,380
-----------------------------------------------------------------------------------------
Accounting service fees--Note 4                                                    12,000
-----------------------------------------------------------------------------------------
Trustees' fees and expenses                                                         7,014
-----------------------------------------------------------------------------------------
Other                                                                              23,732
                                                                              -----------
Total expenses                                                                  9,719,487

=========================================================================================
Net Investment Income                                                          55,975,556

=========================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                    (4,970,145)
Closing of futures contracts                                                       30,688
Closing and expiration of option contracts written--Note 6                       (227,037)
                                                                              -----------
Net realized loss                                                              (5,166,494)
-----------------------------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on investments           14,062,843
                                                                              -----------
Net realized and unrealized gain                                                8,896,349

=========================================================================================
Net Increase in Net Assets Resulting from Operations                          $64,871,905
                                                                              ===========

See accompanying Notes to Financial Statements.


                   20 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          Year Ended September 30,
                                                          1998               1997
==========================================================================================
Operations
Net investment income                                     $    55,975,556    $  46,225,071
------------------------------------------------------------------------------------------
Net realized loss                                              (5,166,494)      (4,149,934)
------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation          14,062,843        5,545,271
                                                          ---------------    -------------
Net increase in net assets resulting from operations           64,871,905       47,620,408

==========================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment
income:
Class A                                                       (38,031,985)     (30,141,730)
Class B                                                       (12,153,183)     (10,420,608)
Class C                                                        (5,790,342)      (3,475,469)
Class Y                                                               (46)              --
------------------------------------------------------------------------------------------
Dividends in excess of net investment income:
Class A                                                        (1,307,734)              --
Class B                                                          (417,888)              --
Class C                                                          (199,101)              --
Class Y                                                                (2)              --
------------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                                --         (700,992)
Class B                                                                --         (245,211)
Class C                                                                --          (98,310)

==========================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                       106,066,201       85,939,817
Class B                                                        91,996,096       22,254,728
Class C                                                        69,044,172       27,993,027
Class Y                                                             1,000               --

==========================================================================================
Net Assets
Total increase                                                274,079,093      138,725,660
------------------------------------------------------------------------------------------
Beginning of period                                           781,542,944      642,817,284
                                                          ---------------    -------------
End of period (including overdistributed net investment
income of $189 and $189, respectively)                    $ 1,055,622,037    $ 781,542,944
                                                          ===============    =============

See accompanying Notes to Financial Statements.


                   21 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                   Class A
                                                   ------------------------------
                                                   Year Ended September 30,
                                                   1998       1997       1996
==================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $10.30     $10.26     $10.44
----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .67        .73        .75
Net realized and unrealized gain (loss)                 .10        .03       (.19)
                                                   --------   --------   --------
Total income (loss) from investment operations          .77        .76        .56

----------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.68)      (.71)      (.71)
Dividends in excess of net investment income           (.02)        --         --
Tax return of capital distribution                       --       (.01)      (.03)
                                                   --------   --------   --------
Total dividends and distributions to shareholders      (.70)      (.72)      (.74)
----------------------------------------------------------------------------------
Net asset value, end of period                       $10.37     $10.30     $10.26
                                                   ========   ========   ========

==================================================================================
Total Return, at Net Asset Value(4)                    7.70%      7.62%      5.54%

==================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $634,677   $524,508   $436,889
----------------------------------------------------------------------------------
Average net assets (in thousands)                  $584,171   $443,514   $393,727
----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  6.52%      7.13%      7.22%
Expenses                                               0.82%      0.87%      0.87%
----------------------------------------------------------------------------------
Portfolio turnover rate(6)                              161%        68%        71%

1. For the period from January 26, 1998 (inception of offering) to September 30, 1998.

2. For the period from February 1, 1995 (inception of offering) to September 30, 1995.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                   22 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Class B
                                                   --------------------   ----------------------------------------------------
                                                                          Year Ended September 30,
                                                   1995        1994       1998         1997      1996       1995       1994
==============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $10.40      $11.04     $10.30      $10.26     $10.44     $10.41    $11.06
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .79         .72        .60         .66        .67        .71       .62
Net realized and unrealized gain (loss)                 .01        (.64)       .09         .02       (.19)       .01      (.64)
                                                   --------    --------   --------    --------   --------   --------   -------
Total income (loss) from investment operations          .80         .08        .69         .68        .48        .72      (.02)

------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.76)       (.71)      (.60)       (.63)      (.63)      (.69)     (.62)
Dividends in excess of net investment income             --          --       (.02)         --         --         --        --
Tax return of capital distribution                       --        (.01)        --        (.01)      (.03)        --      (.01)
                                                   --------    --------   --------    --------   --------   --------   -------
Total dividends and distributions to shareholders      (.76)       (.72)      (.62)       (.64)      (.66)      (.69)     (.63)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $10.44      $10.40     $10.37      $10.30     $10.26     $10.44    $10.41
                                                   ========    ========   ========    ========   ========   ========   =======

==============================================================================================================================
Total Return, at Net Asset Value(4)                    8.03%       0.74%      6.90%       6.82%      4.74%      7.18%    (0.17)%

==============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $346,015    $227,858   $277,381    $183,476   $160,572   $121,178   $38,877
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $274,313    $190,829   $210,362    $171,496   $147,017    $72,131   $15,801
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  7.64%       6.74%      5.76%       6.39%      6.46%      6.80%     5.91%
Expenses                                               0.91%       0.99%      1.58%       1.62%      1.62%      1.71%     1.79%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                              261%        226%       161%         68%        71%       261%      226%

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar-rolls) for the period ended September 30, 1998, were $1,985,225,950 and $1,631,088,746, respectively. Prior to the year ended September 30, 1995, purchases and sales of investment securities included mortgage dollar-rolls.


                   23 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                Class C                                       Class Y
                                                ----------------------------------------      -------
                                                                                              Period
                                                                                              Ended
                                                Year Ended September 30,                      Sept. 30,
                                                1998         1997      1996      1995(2)      1998(1)
=======================================================================================================
Per Share Operating Data
Net asset value, beginning of period              $10.29      $10.25    $10.43    $10.32      $10.33
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .59(3)      .66       .66       .45         .47
Net realized and unrealized gain (loss)              .09(3)      .02      (.18)      .10         .06
                                                --------     -------   -------   -------      ---------
Total income (loss) from investment
operations                                           .68         .68       .48       .55         .53

-------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.61)       (.63)     (.63)     (.44)       (.47)
Dividends in excess of net investment
income                                              (.01)         --        --        --        (.02)
Tax return of capital distribution                    --        (.01)     (.03)       --          --
                                                --------     -------   -------   -------      ---------
Total dividends and distributions to
shareholders                                        (.62)       (.64)     (.66)     (.44)       (.49)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.35      $10.29    $10.25    $10.43      $10.37
                                                ========     =======   =======   =======      =========

=======================================================================================================
Total Return, at Net Asset Value(4)                 6.81%       6.83%     4.71%     5.47%       5.30%

=======================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)        $143,563     $73,559   $45,356   $14,569          $1
-------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $100,604     $57,506   $32,349    $6,112          $1
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               5.73%       6.35%     6.34%     6.51%(5)    6.82%(5)
Expenses                                            1.57%       1.62%     1.64%     1.80%(5)    0.43%(5)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                           161%         68%       71%      261%        161%

1. For the period from January 26, 1998 (inception of offering) to September 30, 1998.

2. For the period from February 1, 1995 (inception of offering) to September 30, 1995.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar-rolls) for the period ended September 30, 1998, were $1,985,225,950 and $1,631,088,746, respectively. Prior to the year ended September 30, 1995, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.


                   24 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal primarily through investments in U.S. Government and agency securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                   25 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During the period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1998, the Fund had entered into outstanding when-issued or forward commitments of $46,285,791.

            In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


                   26 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class Y shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $2,508,293, a decrease in overdistributed net investment income of $1,924,725, and a decrease in accumulated net realized loss on investments of $583,568.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   27 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          Year Ended September 30, 1998       Year Ended September 30, 1997
                          -------------------------------     --------------------------------
                          Shares            Amount            Shares             Amount
----------------------------------------------------------------------------------------------
Class A:
Sold                         46,472,235     $ 478,261,632        33,021,129      $ 339,328,054
Dividends reinvested          2,895,623        29,794,401         2,266,710         23,303,389
Redeemed                    (39,072,434)     (401,989,832)      (26,940,608)      (276,691,626)
                          -------------     -------------     -------------      -------------
Net increase                 10,295,424     $ 106,066,201         8,347,231      $  85,939,817
                          =============     =============     =============      =============

----------------------------------------------------------------------------------------------
Class B:
Sold                         14,069,222     $ 144,687,126         6,061,213      $  62,284,400
Dividends reinvested            871,211         8,965,350           722,567          7,426,989
Redeemed                     (5,997,157)      (61,656,380)       (4,618,172)       (47,456,661)
                          -------------     -------------     -------------      -------------
Net increase                  8,943,276     $  91,996,096         2,165,608      $  22,254,728
                          =============     =============     =============      =============

----------------------------------------------------------------------------------------------
Class C:
Sold                         11,346,525     $ 116,547,257         4,851,238      $  49,789,058
Dividends reinvested            448,545         4,607,623           274,536          2,818,476
Redeemed                     (5,077,978)      (52,110,708)       (2,399,494)       (24,614,507)
                          -------------     -------------     -------------      -------------
Net increase                  6,717,092     $  69,044,172         2,726,280      $  27,993,027
                          =============     =============     =============      =============

----------------------------------------------------------------------------------------------
Class Y:
Sold                                 97     $       1,000                --      $          --
                          -------------     -------------     -------------      -------------
Net increase                         97     $       1,000                --      $          --
                          =============     =============     =============      =============

================================================================================
3. Unrealized Gains and Losses on Investments

As of September 30, 1998, net unrealized appreciation on investments of $13,501,485 was composed of gross appreciation of $30,572,304, and gross depreciation of $17,070,819.


                   28 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets, 0.45% of the next $150 million, 0.425% of the next $250 million and 0.40% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended September 30, 1998, was 0.43% of average annual net assets for Class A, Class B, Class C and Class Y shares.

            The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

            For the year ended September 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $3,307,408, of which $713,814 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $2,706,222 and $870,358, respectively, of which $123,807 and $20,699, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1998, OFDI received contingent deferred sales charges of $537,788 and $91,616, respectively, upon redemption of Class B and Class C shares as compensation for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1998, OFDI paid $101,978 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                   29 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates  (continued)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $14,364 and $15,438, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $1,731,768 and $679,162, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $5,942,929 for Class B and $2,179,294 for Class C.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.


                   30 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 1998, the Fund had outstanding futures contracts as follows:

                                Expiration   Number of      Valuation as of     Unrealized
                                Date         Contracts      Sept. 30,1998       Appreciation
--------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Bonds, 5 yr.      12/98        393            $45,176,578         $182,812
U.S. Treasury Bonds, 10 yr.     12/98        327             39,710,063          208,406
U.S. Treasury Bonds, 20 yr.     12/98        164             21,560,875          174,625
                                                                                --------
                                                                                $565,843
                                                                                ========

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


                   31 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
6. Option Activity  (continued)

Written option activity for the year ended September 30, 1998 was as follows:

                                                  Call Options
                                                  -------------------------
                                                  Number of       Amount of
                                                  Options         Premiums
---------------------------------------------------------------------------
Options outstanding as of September 30, 1997               --     $      --
Options written                                        90,600       252,469
Options closed or expired                             (90,600)     (252,469)
                                                      -------     ---------
Options outstanding as of September 30, 1998               --     $      --
                                                      =======     =========

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended September 30, 1998.


                   32 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Limited-Term Government Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Limited-Term Government Fund as of September 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1998, and 1997, and the financial highlights for the period October 1, 1993, to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998, by correspondence with the custodian and brokers; where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund at September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

Denver, Colorado
October 21, 1998


                   33 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            None of the dividends paid by the Fund during the fiscal year ended September 30, 1998, are eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   34 Oppenheimer Limited-Term Government Fund

--------------------------------------------------------------------------------
 Oppenheimer Limited-Term Government Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees  James C. Swain, Chairman and Chief Executive Officer
                       Bridget A. Macaskill, Trustee and President
                       Robert G. Avis, Trustee
                       William A. Baker, Trustee
                       Charles Conrad, Jr., Trustee
                       Jon S. Fossel, Trustee
                       Sam Freedman, Trustee
                       Raymond J. Kalinowski, Trustee
                       C. Howard Kast, Trustee
                       Robert M. Kirchner, Trustee
                       Ned M. Steel, Trustee
                       George C. Bowen, Trustee, Vice President, Treasurer and
                         Assistant Secretary
                       Andrew J. Donohue, Vice President and Secretary
                       Jerry A. Webman, Vice President
                       Robert J. Bishop, Assistant Treasurer
                       Scott T. Farrar, Assistant Treasurer
                       Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor     OppenheimerFunds, Inc.

================================================================================
Distributor            OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and           OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of           Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors   Deloitte & Touche LLP

================================================================================
Legal Counsel          Myer, Swanson, Adams & Wolf, P.C.

                       This is a copy of a report to shareholders of Oppenheimer Limited-Term Government Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Limited-Term Government Fund. For material information concerning the Fund, see the Prospectus.

                       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                   35 Oppenheimer Limited-Term Government Fund

 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

Internet
24-hr access to account
information. Online
transactions now available

-------------------------
 www.oppenheimerfunds.com
-------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

-------------------------
 1-800-525-7048
-------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

-------------------------
 1-800-852-8457
-------------------------

PhoneLink
24-hr automated information
and automated transactions

-------------------------
 1-800-533-3310
-------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

-------------------------
 1-800-843-4461
-------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

-------------------------
 1-800-835-3104
-------------------------

                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0855.001.0998  November 27, 1998